Preferred Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Preferred Stock

Note 9—Preferred Stock

As part of the Encore acquisition by LLC all of the outstanding preferred stock was assumed by the Company and recorded at its fair value. The related mark was being amortized over the expected remaining life of the instrument. On September 27, 2011 (“Issuance Date”), Encore issued 32,914 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series B, par value $1.00 per share, with a liquidation value of $1,000 per share (“Series B Preferred Stock”) to the Secretary of the Treasury through the Small Business Lending Fund for $32.9 million in cash. Non-cumulative dividends on the Series B Preferred Stock are paid quarterly and will accrue on the liquidation preference at a rate based on changes in the level of Qualified Small Business Lending of the Bank. The Series B Preferred Stock has no maturity date and ranks senior to common stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series B Preferred Stock generally is non-voting, except in on certain limited circumstances matters that could impact the rights and preferences of the Series B Preferred Stock.

The Series B Preferred Stock was redeemed by the Company in full in August of 2014 at par, which was approximately $32.9 million as of the date of redemption.